UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 31, 2018
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, NY	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

BioRestorative Therapies, Inc. (the "Company") intends to use and discuss, from time to time, on and after May 31, 2018, in presentations about the Company's business, a report prepared by Defined Health with regard to the Company's lead cell therapy candidate, BRTX-100, together with a product profile prepared by Defined Health with regard to BRTX-100 (the "Presentation Materials").  Defined Health was engaged by the Company to review BRTX-100 clinical material and to facilitate discussions with relevant key opinion leaders (KOLs) (i.e., orthopedic surgeons specializing in back and spine surgery, with experience in stem cell therapy) to better understand the future therapeutic potential of BRTX-100.  Defined Health is a business development strategy consulting firm with clients in the pharmaceutical, biotech and healthcare industries.  The Company may use the Presentation Materials in presentations to current and potential investors, lenders, creditors, insurers, vendors, customers, employees and others with an interest in the Company and its business.

The information contained in the Presentation Materials is summary information that should be considered in the context of the Company's filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time.  The Presentation Materials speak as of the date of this Current Report on Form 8-K.  While the Company may elect to update the Presentation Materials in the future to reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so.  The Presentation Materials are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.  The presentation materials will also be posted in the Investor Relations section of the Company's website, www.biorestorative.com, for 90 days.

The information referenced under Item 7.01 (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) of this Current Report on Form 8-K is being "furnished" under "Item 7.01.  Regulation FD Disclosure" and, as such, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information set forth in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

99.1 Defined Health Report
99.2 Defined Health Product Profile

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: May 31, 2018	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer